Exhibit 99.2 Q4 2023 Earnings supplement February 27, 2024

Disclosures

This presentation includes forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding Flywire's ability to successfully implement Flywire's business plan, future results of operations and financial position, business strategy and plans and Flywire's objectives for future operations, are forward -looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "plans," "potential," "seeks," "projects," "should," "could" and "would" and similar expressions are intended to identify forward -looking statements, although not all forward-looking statements contain these identifying words. Flywire has based these forward-looking statements largely on Flywire's current expectations and projections about future events and financial trends that Flywire believes may affect Flywire's financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that are described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at www.sec.gov. Additional factors may be described in those sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2023 , expected to be filed with the SEC in the first quarter of 2024. In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events or performance.

In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All financial projections contained in this presentation are forward -looking statements and are based on Flywire's management's assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected figures will be attained. Flywire's actual future results may differ materially from Flywire's projections, and it makes no express or implied representation or warranty as to attainability of the results reflected in these projections. Investments in Flywire's securities involve a high degree of risk and should be regarded as speculative.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Flywire's own internal estimates and research. While Flywire believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Flywire believes its own internal research is reliable, such research has not been verified by any independent source.

The information in this presentation is provided only as of February 27, 2024, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law.

This presentation contains certain non-GAAP financial measures as defined by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. The company has not provided a quantitative reconciliation from forecasted adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes, because it is unable without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of the company's stock.

2

Execution Fulfillment Our mission is to deliver the most important and complex payments 3

Q4 2023 performance

GAAP financial highlights Q4 2023 $100.5 M 61.5% $1.3M Revenue Gross Margin Net Income 5

Key operating metrics (Non-GAAP)

Q4 2023

$5.4B	$96.1M	$63.5M	$7.7M
+33%[1]	*+43%*[1]	*+ 43%*[1]	*+ 692%*[1]
Total payment volume	Revenue Less Ancillary Services	Adjusted Gross Profit[2]	Adjusted EBITDA

1. Represents Y-o-Y Growth as compared to Q4 2022.
2. Prior year Adjusted Gross Profit has been recast to align with the updated methodology as described in the Appendix.
See Appendix for reconciliation to GAAP amounts.

6

FY 2023 performance

GAAP financial highlights FY 2023 $403.1M 61.4% $(8.6)M Revenue Gross Margin Net Loss 8

Key operating metrics (Non-GAAP)
FY 2023

$24.0B	$381.5M	$254.1M	$42.0M
+33%[1]	+43%[1]	+ 40%[1]	+ 183%[1]
Total payment volume	Revenue Less Ancillary Services	Adjusted Gross Profit[2]	Adjusted EBITDA

1. Represents Y-o-Y Growth as compared to FY2022.
2. Prior year Adjusted Gross Profit has been recast to align with the updated methodology as described in the Appendix.
See Appendix for reconciliation to GAAP amounts.

9

Business update

2023 Business highlights Adj. EBITDA expanded Strong overall revenue less 700+ New clients across by 546 bps YoY as a % of ancillary services growth of our verticals Revenue Less Ancillary +43% YoY Services [Add Image]S tudy Further strengthening our Continued strong execution Tight integrations with payments network in India, leading ERP systems in U.S. on our targeted M&A strategy China and elsewhere education market See Appendix for reconciliation to GAAP amounts. 11 1

Our growth is underpinned by large TAMs* Education Healthcare Travel B2B (1) (1) (1) (1) $530B TAM $660B TAM $500B TAM $10T TAM 20.4% 4.6% 7.9% 7.4% (2) (2) ) (2) (2 Annual growth Annual growth Annual growth Annual growth out of pocket of luxury of international of global healthcare expenses travel market student market e-invoicing 18K+ 600+ 280BN 1.4BN (3) (3) (3) Colleges/Universities (3) US health systems Invoices sent International tourists ~8% <10% <1% <1% FLYW adoption in ’23 FLYW adoption in ’23 FLYW adoption in ’23 FLYW adoption in ’23 among Higher -Ed Institutions among US health systems within global B2B invoices by travelers 12 *Adoption is as of December 31, 2023. For citations, please refer to appendix

We increase TAM penetration through key initiatives



Education

$660B TAM

- Best-in-class, broadest integrations

ORACLE ellucian
+>40 others

- Deep agent solutions & penetration

  1,500 education agencies

  75% of Australian international students use education agents [1]



Healthcare

$500B TAM

- Strong channel partnerships

Cerner FinThrive

- Targeting specialty providers

  $100B+ in out-of-pocket spend [2]



Travel

$530B TAM

- New geographies

- New travel end markets

  $16B ocean experience TAM [3]

  $14B Niche OTAs TAM [3]



B2B

$10T TAM

- New ecosystem partnerships

YayPay franconnect

- Prioritization of key sub-verticals

  $50B cross-border insurance market TAM [4]

+ ADJACENT OPPORTUNITIES

Education

- Offering payer services

  Opportunity across 500K+ international students and travelers

- Managing international applications StudyLink

Healthcare

- Offering integrated financing via partnership

  Financing accounts receivable via partnership benefits hospitals' financial health

Travel

- Enabling luxury travel commissions

  Largely undigitized payment volume tied to DMC bookings

B2B

- Exploring cross-border strategic payables

  35% of businesses report major challenge with payable processing costs and workflows [4]

13

For citations, please refer to appendix

Education spotlight: Multiple levers to pull to sustain growth in education New client Geographic Product M&A acquisition expansion Expansion ✔650+ total new clients ✔ 10 new ma r kets ✔Admissions softwa r e added in 2022 & 2023 ope ne d s ince 2021 for & top of funnel s igning educa tion ✔Agent por ta l a doption clients ✔Integrations with key ✔Bes t-in-cla ss domestic software providers ✔Repr es ents $10B+ in pa yments ca pa bilities (1) TAM Acquire higher Identify and add high - Grow footprint with Grow global footprint education customers value adjacencies customers 120%+ NRR 14 For citations, please refer to appendix

Education spotlight: Plenty of runway for growth

Progress with Higher-Ed Institutions


~1,250
~1,500
~18K
Analyst Day 2022
2023
Total Higher-Ed Institutions

8% Penetration of Higher-Ed Institutions

Progress with Higher-Ed Students


~1M
~2M
~220M
Analyst Day 2022*
2023*
Total number of higher-ed students (1)

<1% Penetration of Higher-Ed Students

*Flywire student payers in 12 months prior to Analyst Day 2022 and Flywire student payers in 2023

For citations, please refer to appendix

15

Education spotlight: Continuum of software solutions software drives value SFS - Accounts Flywire Payment in payments Receivable Solution Enablement Platform Flywire offers a seamless Client leverages Flywire“full suite” (Student Client leverages Flywire Advantage consumer experience, Financial Software) to offer a more (platform + global payment network + leveraging our global payment comprehensive view of the student bill, vertical software) focused on payment network, working with a broad enhanced payment plan functionality, enablement (any combination of one time, range of Student Information collections management platform, e -store, recurring/installment, domestic, and/or and more Systems cross -border transactions) Flywire can receive and post student data ensuring full lifecycle management of the student account >40 additional + Integrations with all major ERP/SIS providers to support both use cases integrations 16

Flywire has built two very robust integrations with PeopleSoft to support Flywire's Student Financial Software & Payments Education Enablement Platform spotlight: PeopleSoft expertise Deep experience working with PeopleSoft across higher education Since 2017 Flywire has maintained Oracle Gold Partner status Multiple languages are supported with our integration 17

Flywire has built multiple robust integrations with Banner, Colleague & Recruit to support Flywire's Student Financial Software & Education Payments Enablement Platform spotlight: Ellucian expertise Deep experience working with ellucian across higher education Silver level partner Flywire has multiple validated integrations with Ellucian Platform integrations for all major configurations: On - Premise, Managed Service, or SaaS 18

Strength via increasingly global & diversified revenue Our education businesses grew in the U.S. and internationally as we continued to expand with universities, colleges, and other education sectors, we expanded our solution set, and added domestic payments in more countries. Travel and B2B grew rapidly and contribute a larger share of Flywire’s Revenue Note: Represents share of total Flywire Revenue Less Ancillary Services in respective periods. Non-client Pay Any School revenue included in Non-US Education 19

Monetization spotlight: Strong spreads on our transaction volume $6BN E ● Spreads +/ - 15 basis points from average over two E years $4BN E ● Monetization Rate T and Adjusted T Gross Margins $2BN T driven by E T seasonality of payment type and vertical mix $0 Monetization Processing Transaction Seasonal Seasonal E T Rate Costs Volume Education Peak Travel Peak Monetization rate is the quotient of Transaction Revenue Less Ancillary Services divided by Transaction Payment Volume. 20

Growth algorithm

Flywire’s growth algorithm We continue to expect strong revenue growth in the medium term $Ms & growing Mid -single digits % Mid -single digits % 120%+ NRR Prior FY Existing client Ramp of New clients Current FY Payer Revenue growth clients signed signed in revenue Services in prior year current year ● M&A● Macro -conditions● New business and vertical opportunities Additional inputs to growth algorithm: 22 See Risk Factors in 10 -K for additional factors that could impact future revenue . *Illustrative chart - not to scale

NRR is core to Flywire’s growth Multiple land -and-expand opportunities contribute to NRR Additional segments within clients (e.g,. additional hospitals, school programs, subsidiaries) 125% Geographic expansion 2023 NRR New product modules Expanding our payment network Secular growth Consistent with 124% in 2022 and 3 -year average of 123% from 2019 to 2021 23

Our existing clients drive NRR & revenue growth 2023 NRR is 125% New and legacy clients expand over time to drive long -term strong NRR 1.Represents revenue less ancillary services (RLAS) 2.Includes RLAS contribution from WPM clients integrated with Flywire's cross border education solution 3.Does not include RLAS contribution from Simplee, WPM clients not integrated with Flywire’s cross border education solution, Cohort Go, StudyLink, Student Expenses, Payables, and Pay Any School 24

Sales team’s 2023 productivity supports 2024 objectives Sales teams expanded across verticals and geographies 700+ Sales ramp time improvement of more clients than 30% from start date to first deal signed signed 2023 Relationship managers focused on driving adoption and best practices Clients signed throughout year expected to have full -year effect in 2024 25

Key areas of new client acquisition for 2024 Making investments that are expected to benefit multiple verticals & opportunities Doubling down on Strategic payables successful G2M Increasing travel and education vertical Investments with high ROI payables, including commissions, Education Agent business, refunds and suppliers travel, B2B Capitalizing on new Client Excellence in partners, distribution & API strategy opportunities via StudyLink Opportunities with new agents Grow channel teams, expand integration and schools engineering and certified integrations 26

Payer Services: Spotlight on Australian insurance Insurance explained: 1 OSHC / OVHC Insurance is a requirement of all international students and vocational worker applicants as part of Australia’s visa application process Today’s offering: >$10M Flywire refers sales of policies by the top 6 insurance companies through a in 2023 combination of direct and indirect channels (primarily Flywire’s network of education counselors) Future opportunities: Attractive demographic of global students and travelers create multiple potential payer services opportunities 1. OSHC (Overseas Students Health Cover) Insurance / OVHC (Overseas Visitor Health Insurance) Flywire’s first >$10M revenue payer services offering 27

Financial outlook

Q1 2024 outlook* $106 – $111M $9 – $11M Revenue Less Ancillary Adjusted 1 Services EBITDA 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because Flywire is unable, without making unrea sonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are direc tly impacted by unpredictable fluctuations in the market price of Flywire's stock. 29 29 *Assumes foreign exchange rates prevailing as of December 31, 2023

FY 2024 outlook* $483 – 509M $65 – 76M Revenue Less Ancillary Adjusted 1 Services EBITDA 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because Flywire is unable, without making unrea sonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are direc tly impacted by unpredictable fluctuations in the market price of Flywire's stock. 30 30 *Assumes foreign exchange rates prevailing as of December 31, 2023

Appendix

Revenue Less Ancillary Services at constant currency* $USD in Millions 32

Revenue Less Ancillary Services & Adjusted Gross Margin Reconciliations * *Beginning with the quarter ended December 31, 2022, we have excluded depreciation and amortization from the calculation of ou r a djusted gross profit, which we believe enhances the understanding of the Company’s operating performance and enables more meaningful period to period comparisons. 33 $USD in Millions

Revenue disaggregation by revenue type 34 $USD in Millions

Net Income (Loss) to Adjusted EBITDA reconciliation $USD in Millions 35

Adjusted EBITDA Margin reconciliation Adjusted EBITDA Margin Three Months Ended Year Ended December 31, December 31, 2023 2022 Rate 2023 2022 Revenue (A) $ 100.5 $ 73.1 $ 27.4 $ 403. 1 $ 289. 4 Revenue less ancillary services (B) 96.1 67.4 28.7 381.5 267.1 EBITDA (C) 2.0 1.5 0.5 (0.9) (25.2) Adjusted EBITDA (D) 7.7 1.0 6.7 42.0 14.9 EBITDA Margin (C/A) 2.0% 2.0% 0.0% -0.2% -8.7% Adjusted EBITDA Margin (D/A) 7.6% 1.3% 6.3% 10.4% 5.1% EBITDA Margin using RLAS (C/B) 2.07% 2.18% -0.1% -0.23% -9.45% Adjusted EBITDA Margin using RLAS (D/B) 8.00% 1.44% 6.6% 11.02% 5.56% 36

Reconciliation of Revenue to Revenue Less Ancillary Services Guidance $USD in Millions 37

Source appendix

Slide 12

1. For TAM calculations:
   a. Education: Based on net household payments to educational institutions in OECD countries in 2020 according to the Organisation for Economic Co-operation and Development (OECD) and payments made to private education institutions in Southeast Asia in 2015 according to EY Parthenon
   b. Healthcare: Based on U.S. out of pocket healthcare spending in 2019 according to the Centers for Medicare & Medicaid Services and cross-border healthcare payments in 2020 according to Patients Without Borders
   c. Travel: Based on global travel industry revenue in 2020 according to IBISWorld and management's estimates that approximately 41% of the non-business and professional travel payment volume is addressable by our solutions
   d. B2B: Based on cross-border B2B inflows in 2020 according to Juniper and management's estimates that at least 75% of total B2B payment volume is made by medium to large businesses and potentially addressable by our solutions
2. For growth calculations:
   a. Education: HolonIQ International Education Market Report, February 2022
   b. Healthcare: CMS Office of the Actuary, 2021-2030 Projections of National Health Expenditures, March 2022
   c. Travel: Growth rate represents 2023E - 2025E projection to adjust for Covid bounce back; Technacio Luxury Travel Market Forecast and Analysis 2021-2025
   d. B2B: Facts & Factors E-Invoicing Market Report, February 2021
3. For adoption calculations:
   a. Education: UNESCO World Higher Education Database International Handbook of Universities, Edition 2021
   b. Healthcare: Agency for Healthcare Research and Quality, Compendium of U.S. Health Systems Report, 2018
   c. Travel: Statista Report on Number of International Tourist Arrivals Worldwide from 1950 to 2021 (using 2019 to adjust for Covid)
   d. B2B: Billentis e-Invoicing journey Report, September 2019

Slide 13

1. Australian government Department of Education International Education Agent Report, 2018
2. Based on U.S. out of pocket healthcare spending in 2019 according to the Centers for Medicare & Medicaid Services
3. Grand View Research estimates of luxury yachting market size market 2022, Grandview Research estimate of diving market size 2022, and Spherical Insights estimate of global cruise ship tourism market size 2023; Xola report on 2022 booking trends in the US; PhocusWright report on OTA market size 2021; D-EDGE Hospitality Solutions report on hotel distribution trends 2022 and management estimates of niche OTA share of market
4. Balance 2023 List of B2B Statistics, 2023, IMF report on Working Abroad: the Benefits Flowing from Nationals Working in Other Economies 2004; International Citizens Insurance overview of International Health Insurance, accessed 2024; Number of mobile tertiary international students according to UNESCO Institute for Statistics 2021; AECC Study Abroad Consultants health insurance for students, accessed 2024; World Wealth Report 2023; William Russell report on international life insurance, accessed 2024; Tourism academy report on US inbound travelers 2021; InsureMyTrip report on cost of travel insurance 2023

Slide 14

1. Based on net household payments to educational institutions in OECD countries in 2020 according to the Organisation for Economic Co-operation and Development (OECD); payments made to private education institutions in Southeast Asia in 2015 according to EY Parthenon; and household education spending in Latin America and the Caribbean according to Education Finance and Policy, January 2019

Slide 15

1. World Bank Tertiary Education Overview, October 2021

38

flywire